UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2012

Headwaters Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-32459	87-0547337
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

10653 South River Front Parkway, Suite 300
South Jordan, UT	84095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 984-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Certain statements contained in this Current Report on Form 8-K are forward-looking statements within the meaning of federal securities laws and Headwaters intends that such forward-looking statements be subject to the safe-harbor created thereby.  Forward-looking statements include Headwaters’ expectations as to the managing and marketing of coal combustion products, the production and marketing of building products, the production and marketing of cleaned coal, the licensing of residue hydrocracking technology and catalyst sales to oil refineries, the availability of refined coal tax credits, the development, commercialization, and financing of new technologies and other strategic business opportunities and acquisitions, and other information about Headwaters.  Such statements that are not purely historical by nature, including those statements regarding Headwaters’ future business plans, the operation of facilities, the availability of feedstocks, and the marketability of the coal combustion products, building products, cleaned coal, catalysts, and the availability of tax credits, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events and our future results that are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management.  Actual results may vary materially from such expectations.  Words such as “may,” “should,” “intends,” “plans,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “believes,” “seeks,” “estimates,” “forecasts,” or variations of such words and similar expressions, or the negative of such terms, may help identify such forward-looking statements.  Any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward-looking. In addition to matters affecting the coal combustion products, building products, and energy industries or the economy generally, factors that could cause actual results to differ from expectations stated in forward-looking statements include, among others, the factors described in the caption entitled “Risk Factors” in Item 1A in Headwaters’ Annual Report on Form 10-K for the fiscal year ended September 30, 2011, Quarterly Reports on Form 10-Q, and other periodic filings.

Although Headwaters believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that our results of operations will not be adversely affected by such factors.  Unless legally required, we undertake no obligation to revise or update any forward-looking statements for any reason.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Item 1.01.	Entry into a Material Definitive Agreement.

On May 8, 2012, Headwaters Incorporated (the “Company”) amended its existing asset based loan credit facility (the “ABL”).  Among other things, the amendment provides a mechanism for the borrowers to have the ABL maturity date extend to the full fixed term of the ABL in October 2014, rather than the ABL terminating in October 2013, three months before subordinated debt comes due in February 2014.  In order to achieve this result, the borrowers will be required to cash collateralize the subordinated debt in a blocked account and/or have sufficient reserve in their ABL borrowing capacity to cover the subordinated debt obligation.  The amendment to the ABL is filed as Exhibit 4.9.6 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Beginning on May 7, 2012, the Company has entered into privately negotiated exchange agreements (the “Exchange Agreements”) with certain holders (the “Holders”) of its 2.50% Convertible Senior Subordinated Notes Due 2014 (the “Old Notes”).  Pursuant to the terms of the Exchange Agreements, the Holders will exchange (the “Exchange”) an aggregate of $49,791,000 principal amount of the Old Notes held by the Holders for an equal aggregate principal amount of the Company’s new 8.75% Convertible Senior Subordinated Notes Due 2016 (the “New Notes”), plus a cash payment of $11.70 per $1,000 in aggregate principal amount of Old Notes. Kirk A. Benson, the Chief Executive Officer of the Company, will be exchanging $1,150,000 of Old Notes owned by him in the Exchange on the same terms as the other Holders, pursuant to exemptions under Rule 16b-3(d) and (e) promulgated under the Securities Exchange Act of 1934, as amended.

The New Notes will be issued under an indenture (the “Indenture”) to be entered into among the Company and Wells Fargo Bank, National Association, as trustee. Wilmington Trust FSB is the trustee of the Old Notes.

The Exchange is subject to certain conditions, including the effectiveness of the Company’s Application for Qualification on Form T-3 filed with the Securities and Exchange Commission on May 4, 2012.  A form of the Indenture and the Exchange Agreement were filed with the Form T-3.

The New Notes will accrue interest at a rate of 8.75% per annum.  Interest on the New Notes is payable in cash semi-annually in arrears on February 1 and August 1 of each year, beginning on August 1, 2012.  The maturity date of the New Notes is February 1, 2016. With the exception of the interest rate, the maturity, the timing of a Holder’s ability to convert the New Notes, and the number of additional shares that may be issuable upon conversion in connection with a fundamental change, the terms of the Indenture and the New Notes are substantially similar to the terms of the Old Notes and the indenture relating to the Old Notes.  The material differences between the Old Notes and the New Notes are set out under “Summary of Material Differences Between the Outstanding Notes and the New Notes” in Exhibit A-2 to the Form of Exchange Agreement filed with the Form T-3.

Subject to the terms of the Indenture, Holders will have the right to convert the New Notes into shares of our common stock at any time on or after December 1, 2015 and upon the occurrence of certain specified events described in the Indenture prior to December 1, 2015, in each case, at a conversion rate of 33.9236 shares of common stock per $1,000 aggregate principal amount of New Notes (equivalent to a conversion price of approximately $29.4780 per share), subject to adjustment.  If specified “fundamental changes” described in the Indenture occur, in certain circumstances there will be an increase in the conversion rate for a Holder who elects to convert its notes in connection with such fundamental change upon conversion.  The additional shares to be issued are based on a table to be attached to the Indenture.  No adjustment will be made if the common stock price on the effective date of the fundamental change is greater than $75.00 or less than $10.00.  In no event will the shares of common stock issuable upon such conversion in connection with a fundamental change exceed 100.00 per $1,000 principal amount of New Notes.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.  The New Notes will be issued to the Holders pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 3(a)(9) thereof on the basis that the Exchange constitutes an exchange with existing holders of the Company’s securities and no commission or other remuneration has been or will be paid by the Company, directly or indirectly, for soliciting the Exchange.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

4.9.6	Sixth Amendment to Loan and Security Agreement, dated as of May 8, 2012 among Headwaters, certain Headwaters subsidiaries and certain lenders named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEADWATERS INCORPORATED

Date: May 9, 2012	By:	/s/ Donald P. Newman
	Name:	Donald P. Newman
	Title:	Chief Financial Officer